UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive, Lisle Illinois 60532

(Address of Principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On October 20, 2017, Navistar International Corporation (the “Company”) announced that it has commenced a cash tender offer (the “Tender Offer”), subject to certain significant terms and conditions, for any and all of the outstanding $1,450.0 million aggregate principal amount of its 8.25% senior notes due 2021 (the “Existing Notes”). In connection with the Tender Offer, the Company is also seeking consents to eliminate substantially all restrictive covenants, certain events of default applicable to the Existing Notes and certain other provisions contained in the indenture governing the Existing Notes, and to reduce the minimum optional redemption notice period from 30 days to 5 days as described in the Offer to Purchase and Consent Solicitation Statement dated October 20, 2017. The Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on November 17, 2017, subject to the Company’s right to extend the Tender Offer, with an early tender expiration of 5:00 p.m., New York City time, on November 2, 2017. The closing of the Tender Offer is conditioned on, among other things, the satisfaction or waiver of certain conditions, including, among other things, the Company having obtained sufficient funds to pay the aggregate total tender offer consideration. A copy of the press release relating to the Tender Offer is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following document is filed herewith:

Exhibit No.	Description

99.1	Press release, dated October 20, 2017, “Navistar Announces Tender Offer and Consent Solicitation of Outstanding Senior Notes”

Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include the Company’s intention to complete the Tender Offer. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2016. Although the Company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for the Company’s ongoing obligations to disclose material information as required by the federal securities laws, the Company does not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: October 20, 2017